UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2006

                    Commission File Number of issuing entity:
                                  333-131213-18

                           RALI Series 2006-QS12 Trust

        _________________________________________________________________
                         (Exact name of issuing entity)

                      Commission File Number of depositor:
                                   333-131213

                        Residential Accredit Loans, Inc.

        _________________________________________________________________
              (Exact name of depositor as specified in its charter)

                         Residential Funding Corporation

        _________________________________________________________________
               (Exact name of sponsor as specified in its charter)

                     DELAWARE                               None
           (State or other jurisdiction               (I.R.S. employer
                 of incorporation)                   identification no.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on October 13, 2006, is hereby amended by this Form 8-K/A to replace the Series Supplement, dated as of September 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, previously filed with respect to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS12.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

                    (a) Not applicable

                    (b) Not applicable

                    (c) Exhibits  (executed  copies):  The  following  execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                Sequentially
Exhibit                                                           Numbered
Number                                                          Exhibit Page

10.1 Series Supplement, dated as of September 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

99.1     Mortgage Loan Schedule.

                                   SIGNATURES

                    Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:       /s/Christopher Martinez
                                                   Name:    Christopher Martinez
                                                   Title:    Vice President


Dated:  October 19, 2006

                                              Exhibit Index


Exhibit 10.1

Series Supplement, dated as of August 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 99.1

Mortgage Loan Schedule.